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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): June 5, 2003
                                                           ------------


                         ANDREA ELECTRONICS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


      New York                      1-4324                     11-0482020
      --------                      --------                   ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


                 45 Melville Park Road, Melville, New York 11747
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.
         ------------

      On June 5, 2003, Andrea Electronics Corporation (the "Company") announced that Richard A. Maue resigned as Chief Financial Officer of the Company, effective June 5, 2003.

      On June 5, 2003, the Company also announced that Corisa L. Guiffre, who previously served as Controller of the Company, was appointed to serve as Vice President, Chief Financial Officer of the Company, and that Vicki Tursi, who previously served as the Company's Accounting Manager, was appointed as Controller of the Company.

      A copy of the Company's press release dated June 5, 2003 is attached as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
-------     ---------------------------------

        Exhibit 99.1   Press Release Dated June 5, 2003



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ANDREA ELECTRONICS CORPORATION


Dated: June 10, 2003                    By: /s/ Douglas J. Andrea
                                           -------------------------------------
                                           Douglas J. Andrea
                                           Chairman of the Board and Corporate
                                           Secretary